SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------


         Date of Report (Date of earliest event reported) March 12, 1999
                         Commission File Number 0-23155


                                 TRIMERIS, INC.
                           (Exact name of registrant)


       Delaware                                        56-1808663
(State of organization)                  (I.R.S. Employer Identification Number)


         4727 University Drive, Suite 100, Durham, North Carolina 27707
              (Address of principal executive offices and zip code)

                                 (919) 419-6050
                         (Registrant's telephone Number)

ITEM 5.  OTHER EVENTS

         Trimeris, Inc. incorporates herein by reference the information contained in the press release filed as Exhibit 99 to this Current Report.


ITEM 7.  EXHIBITS

                EXHIBIT NO.

               99     Press Release by Trimeris, Inc., dated March 12, 1999

                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRIMERIS, INC.



                                        By: /s/ Matthew A. Megaro
                                           -------------------------------------
                                           Matthew A. Megaro
                                           President and Chief Financial Officer



Dated:  March 15, 1999